EXHIBIT 32.1



    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of NBC Acquisition Corp. (the "Company") on Form 10-K for the year ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark W. Oppegard, President/Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/  Mark W. Oppegard
                                            ------------------------------------
                                            Mark W. Oppegard
                                            President/Chief Executive Officer
                                            June 25, 2004